UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

Commission File No. 001-31463

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1241537
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

300 Industry Drive, RIDC Park West,
Pittsburgh, Pennsylvania	15275
(Address of principal executive offices)	(Zip Code)

(724) 273-3400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On the date hereof, Dick’s Sporting Goods, Inc. (the “Company”) (NYSE: DKS) obtained a waiver (the “Note Hedge Waiver”) with respect to the Confirmation of OTC Convertible Note Hedge Agreement entered into among the Company and Merrill Lynch International on February 13, 2004 (the “Note Hedge”).

     The Note Hedge, entered into in connection with the Company’s issuance of $255,085,000 aggregate principal amount at maturity Senior Convertible Notes due 2024 (the “Notes”), is designed to limit the Company’s exposure to potential dilution from conversion of the Notes, and provides that any amendment of any terms of the indenture (the “Indenture”) relating to conversion of the Notes (including changes to the conversion price, conversion settlement dates or conversion conditions) is deemed to be a termination event, in which case the Note Hedge is subject to termination. As a result of this provision, the Company obtained the Note Hedge Waiver to permit the amendment to the Indenture.

     The summary of the Note Hedge Waiver in this Current Report on Form 8-K is qualified in its entirety to the full text of the Note Hedge Waiver attached hereto as Exhibit 10.1.

ITEM 8.01. OTHER EVENTS

     On December 9, 2004, the Company announced that it had commenced a solicitation of consents to an amendment to the Indenture under which the Company’s Notes were issued. The press release announcing the Company’s consent solicitation is attached as Exhibit 99.1 and is incorporated herein by reference.

     The Indenture currently prohibits the Company from paying cash upon a conversion of the Notes if an event of default (as defined in the Indenture) has occurred and is continuing at that time. The Company is seeking consents from holders of the Notes to amend the Indenture to eliminate this prohibition. Under a proposed accounting rule change, this existing default provision could cause the Company to include all shares of its common stock which are potentially issuable upon a conversion of the Notes in its computation of diluted earnings per share despite the Company’s obligations and intention to settle amounts due in cash. This proposed accounting rule change may be issued in the first quarter of 2005. Dick’s is seeking to modify the terms of the Indenture and the Notes to best reflect the Company’s business intent and to allow it to continue its present method of calculating diluted earnings per share.

Except for historical information contained herein, the statements in this report that are forward-looking are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “guidance,” “estimate,” “intend,” “predict,” and “continue” or similar words. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results in future periods to differ materially from forecasted results. Those risks and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on April 8, 2004. The Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit 10.1	Waiver of Confirmation of OTC Convertible Note Hedge Agreement entered into among the Company and Merrill Lynch International on February 13, 2004.

	Exhibit 99.1	Press release dated December 9, 2004 by Dick’s Sporting Goods, Inc. furnished herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
	By:	/s/ Michael F. Hines
Date: December 9, 2004		Name:	Michael F. Hines
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

Exhibit 10.1	Waiver of Confirmation of OTC Convertible Note Hedge Agreement entered into among the Company and Merrill Lynch International on February 13, 2004.

Exhibit 99.1	Press release dated December 9, 2004 by Dick’s Sporting Goods, Inc. furnished herewith.